RESTRICTED CASH	6 Months Ended
Jun. 30, 2021
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH	RESTRICTED CASHRestricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.
Restricted cash as of June 30, 2021 does not include cash balances of $102.8 million (December 2020: $103.5 million), which represents 100% (December 2020: 100%) of the cash required to be maintained by the financial covenants in our loan agreements. The Company is permitted to satisfy up to 50% of the cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. The Company did not satisfy any of the minimum cash requirement with a committed undrawn credit facility as of June 30, 2021 because the Company's senior unsecured facility agreement with an affiliate of Hemen, is repayable in May 2022. Furthermore, FSL, the chartering counterparty with SFL with respect to the remaining two VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long-term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, FSL shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement. As of June 30, 2021, the cash held by FSL was $5.3 million (December 31, 2020: $15.6 million), and these cash amounts are included in "Cash and cash equivalents".

Our interest rate swaps require us to post cash as collateral based on their fair value. As at June 30, 2021, the restricted cash balance included $1.1 million (December 31, 2020: $13.4 million) in relation to our interest rate swaps. See Note 15 for additional information on our interest rate swaps.